   SCHWAB BOND FUNDS

                                                          [SCHWAB FUNDS(R) LOGO]

   Prospectus
   November 15, 2005
   As Amended August 17, 2006

   - Schwab YieldPlus Fund(R)
   - Schwab Short-Term Bond Market Fund TM
   - Schwab Total Bond Market Fund TM
   - Schwab GNMA Fund TM

   As with all mutual funds, the
   Securities and Exchange Commission
   (SEC) has not approved these securities
   or passed on whether the information in
   this prospectus is adequate and
   accurate. Anyone who indicates
   otherwise is committing a federal
   crime.                                                  [CHARLES SCHWAB LOGO]

SCHWAB BOND FUNDS


       ABOUT THE FUNDS

         Schwab YieldPlus Fund(R)..................................    2

         Schwab Short-Term Bond Market Fund TM.....................    7

         Schwab Total Bond Market Fund TM..........................   12

         Schwab GNMA Fund TM.......................................   17

         Fund management...........................................   22

       INVESTING IN THE FUNDS

         Buying shares.............................................   24

         Selling/exchanging shares.................................   26

         Transaction policies......................................   27

         Distributions and taxes...................................   30

ABOUT THE FUNDS

THE SCHWAB YIELDPLUS FUND(R) is an ultra short-term bond fund, designed to offer high current income with minimal changes in share price. The fund invests primarily in investment-grade bonds. The fund offers the potential for higher yields than a money market fund. However, unlike a money market fund, its share price will fluctuate. The fund seeks to keep the average duration of its portfolio at one year or less.

THE SCHWAB SHORT-TERM BOND MARKET FUND TM is a short-term bond fund designed to offer high current income by tracking the performance of the Lehman Brothers Mutual Fund Short (1-5 year) U.S. Government/Credit Index. The fund invests primarily in a diversified portfolio of investment-grade debt instruments. The fund seeks to maintain an average weighted maturity of less than three years.

THE SCHWAB TOTAL BOND MARKET FUND TM is designed to offer high current income by tracking the performance of the Lehman Brothers U.S. Aggregate Bond Index. The fund invests primarily in a diversified portfolio of investment-grade debt instruments. The fund is intended for investors seeking to fill the fixed income component of their asset allocation plan.

THE SCHWAB GNMA FUND TM is a bond fund designed to offer current income by investing primarily in Government National Mortgage Association (GNMA) securities. GNMA guarantees payment of principal and interest on these securities, a guarantee backed by the full faith and credit of the U.S. government.

The performance of the funds will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB YIELDPLUS FUND(R)
Ticker symbols  Investor Shares: SWYPX  Select Shares(R): SWYSX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME WITH MINIMAL CHANGES IN SHARE PRICE.

INVESTMENT TECHNIQUES

Derivatives generally are investments whose value is based on one or more securities, rates or indices and can be effective risk management tools.

For example, the fund may buy and sell financial futures and swaps to help manage the effects of interest rate changes. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. Such financial instruments include treasury securities, and other debt obligations, the prices of which fluctuate with changes in interest rates. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. Two kinds of swaps are index swaps and interest-rate swaps.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE (HIGH AND CERTAIN MEDIUM QUALITY, AAA TO BBB- OR THE UNRATED EQUIVALENT AS DETERMINED BY THE INVESTMENT ADVISER) BONDS. These may include fixed-, variable- or floating-rate corporate, mortgage-backed and asset-backed debt securities, collateralized mortgage obligations and convertible and preferred securities from U.S. and foreign issuers.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and maturity policies. To help maintain a high degree of share price stability and preserve investors' capital, the fund seeks to keep the average duration of its portfolio at one year or less. Duration is a tool to measure interest rate risk. The fund may invest in bonds with effective or final maturities of any length and may invest up to 25% of its assets in lower quality bonds (sometimes called junk bonds) that are rated at least B by at least one nationally recognized statistical rating organization (NRSRO) or are the unrated equivalent as determined by the investment adviser.

The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average duration based on actual or anticipated changes in interest rates or credit quality. In the event a portfolio security is no longer rated at least B by at least one NRSRO or the unrated equivalent as determined by the investment advisor, the manager will promptly sell the security. The manager also may use investment techniques, such as short sales, futures contracts, swap agreements and other derivatives, in seeking to increase income, reduce share price volatility and otherwise manage the fund's exposure to investment risks.

The fund's investment strategy is designed to offer the potential for somewhat higher yields than a money market fund, although unlike a money market fund, its share price will fluctuate. In exchange for seeking minimal fluctuation in share price, the fund may offer lower long-term performance than stock investments or certain other bond investments.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

                        Investors with investment horizons of one year or more who are seeking an alternative to a money fund or other fixed-income fund may want to consider this fund.

PRINCIPAL RISKS

INVESTMENT RISK. The fund is not a money market fund or a bank deposit. Its shares are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

MARKET RISK. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. Assuming a one year duration for the fund, a 2% increase in interest rates would result in approximately a 2% decrease in the fund's share price. This risk is greater when the fund holds bonds with longer maturities.

CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

FOREIGN INVESTMENT RISK. The fund's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of the fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include
(i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SHORT SALES RISK. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

MANAGEMENT RISK. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser's maturity and duration decisions also will affect the fund's performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.

INVESTMENT STYLE RISK. In exchange for seeking minimal fluctuation in share price, the fund may offer lower long-term performance than stock investments or certain other bond investments.

4  Schwab YieldPlus Fund(R)

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:
- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes
- are shown for one class only, and would be different for the other share class
- may not reflect your actual after-tax performance
- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account.

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see page 25.

ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES



[BAR CHART]

       5.75    5.85    2.64    2.91    2.22

        00      01      02      03      04

BEST QUARTER: 2.25% Q1 2001
WORST QUARTER: (0.13%) Q4 2001
YEAR-TO-DATE PERFORMANCE AS OF 9/30/05 2.35%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04

                                                     Since
                                1 year   5 years   inception
------------------------------------------------------------
FUND
  INVESTOR SHARES
    Before taxes                 2.22     3.86       3.96 1
    After tax on distributions   1.33     2.14       2.20 1
    After tax on distributions
      and sale                   1.44     2.22       2.28 1

  SELECT SHARES(R)
    Before taxes                 2.38     4.02       4.12 1

LEHMAN U.S. SHORT TREASURY:
  9-12 MONTHS                    0.93     3.70       3.69 2

1 Inception: 10/1/99.  2 From: 10/1/99.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

                                                               INVESTOR     SELECT
SHAREHOLDER FEES                                                SHARES    SHARES(R)
--------------------------------------------------------------------------------
                                                                 None        None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                  0.30        0.30
Distribution (12b-1) fees                                        None        None
Other expenses                                                   0.29        0.14
                                                                ------------------
Total annual operating expenses                                  0.59        0.44
                                                                ------------------

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
Investor Shares            $60            $189           $329           $738
Select Shares              $45            $141           $246           $555

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            9/1/04-   9/1/03-   9/1/02-   9/1/01-   9/1/00-
INVESTOR SHARES                             8/31/05   8/31/04   8/31/03   8/31/02   8/31/01
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        9.71      9.70      9.75     10.00      9.92
                                            -----------------------------------------------------------------

Income from investment operations:
  Net investment income                       0.29      0.24      0.30      0.42      0.62

  Net realized and unrealized gains or
    losses                                   (0.02)     0.01     (0.02)    (0.23)     0.08
                                            -----------------------------------------------------------------
  Total income from investment operations     0.27      0.25      0.28      0.19      0.70

Less distributions:
  Dividends from net investment income       (0.30)    (0.24)    (0.33)    (0.44)    (0.62)
                                            -----------------------------------------------------------------
Net asset value at end of period              9.68      9.71      9.70      9.75     10.00
                                            -----------------------------------------------------------------
Total return (%)                              2.82      2.63      2.95      1.89      7.33

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                      0.59      0.59      0.59      0.55      0.55
  Gross operating expenses                    0.59      0.59      0.59      0.62      0.71
  Net investment income                       3.00      2.43      3.08      4.36      6.03

Portfolio turnover rate                         76        89       109        42       106

Net assets, end of period ($ X 1,000,000)      741       639       410       392       185

                                            9/1/04-   9/1/03-   9/1/02-   9/1/01-   9/1/00-
SELECT SHARES                               8/31/05   8/31/04   8/31/03   8/31/02   8/31/01
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        9.70      9.70      9.75     10.00      9.92
                                            -----------------------------------------------------------------

Income from investment operations:
  Net investment income                       0.30      0.25      0.32      0.44      0.64

  Net realized and unrealized gains or
    losses                                   (0.01)     0.01     (0.02)    (0.24)     0.08
                                            -----------------------------------------------------------------
  Total income from investment operations     0.29      0.26      0.30      0.20      0.72

Less distributions:
  Dividends from net investment income       (0.31)    (0.26)    (0.35)    (0.45)    (0.64)
                                            -----------------------------------------------------------------
Net asset value at end of period              9.68      9.70      9.70      9.75     10.00
                                            -----------------------------------------------------------------
Total return (%)                              3.08      2.67      3.10      2.04      7.50

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                      0.44      0.45      0.44      0.40      0.40
  Gross operating expenses                    0.44      0.45      0.44      0.47      0.56
  Net investment income                       3.18      2.57      3.23      4.52      6.18

Portfolio turnover rate                         76        89       109        42       106

Net assets, end of period ($ X 1,000,000)    5,091     3,030     1,476     1,443       772

6  Schwab YieldPlus Fund(R)

SCHWAB SHORT-TERM BOND MARKET FUND TM
TICKER SYMBOL: Investor Shares: SWBDX


--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME BY TRACKING THE PERFORMANCE OF THE LEHMAN BROTHERS MUTUAL FUND SHORT (1-5 YEAR) U.S. GOVERNMENT/CREDIT INDEX.

SHORT-TERM BONDS

As a bond approaches maturity, its market value typically approaches its par value (the amount a bond-holder receives when the bond matures). Because of this, short-term bond prices are not as sensitive to interest rate changes as longer-term bond prices.

In exchange for this lower volatility, short-term bonds typically (though not always) offer lower yields than longer-term bonds.

The Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index includes investment-grade government and corporate bonds that are denominated in U.S. dollars and have maturities of one to five years. Investment-grade securities are rated in the four highest credit rating categories (AAA to BBB-). Bonds are represented in the index in proportion to their market value.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN A DIVERSIFIED PORTFOLIO OF DEBT INSTRUMENTS THAT IS DESIGNED TO TRACK THE PERFORMANCE OF THE LEHMAN BROTHERS MUTUAL FUND SHORT (1-5 YEAR) U.S. GOVERNMENT/CREDIT INDEX. The fund uses the index as a guide in structuring the fund's portfolio and selecting its investments. However, the fund is not required to invest any percentage of its assets in the securities represented in the index. Under normal circumstances, the dollar-weighted average maturity of the fund's portfolio is not expected to exceed three years.

The fund normally invests at least 80% of its net assets in debt instruments of varying maturities. The fund will notify its shareholders at least 60 days before changing this policy. The fund invests primarily in investment-grade instruments and, under normal circumstances, will not invest more than 5% of its assets in lower quality bonds ("junk bonds"). If an instrument falls below investment-grade, the fund may continue to hold it if the investment adviser believes that it would benefit the fund. The fund may invest in fixed-, variable-or floating-rate debt instruments.

The fund may invest in debt instruments of domestic and foreign issuers, including convertible, preferred, mortgage-backed or asset-backed securities and collateralized mortgage obligations. The fund also may invest in derivative instruments, such as swap agreements, options or futures contracts. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. The fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks. The fund may lend its securities to certain financial institutions to earn additional income. The fund also may seek to obtain market exposure to the instruments in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as mortgage dollar rolls). Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

                        Investors seeking a diversified source of current income who want potentially lower volatility compared to a long-term fund may want to consider this fund.

PRINCIPAL RISKS

MARKET RISK. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. The fund's short average maturity is designed to reduce this risk, but will not eliminate it.

CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

FOREIGN INVESTMENT RISK. The fund's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

8  Schwab Short-Term Bond Market Fund TM

CURRENCY RISK. As a result of the fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include
(i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which is discussed below.

LEVERAGE RISK. Certain fund transactions, such as derivatives, reverse repurchase agreements or mortgage dollar rolls, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

MORTGAGE DOLLAR ROLLS RISK. The fund's mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

SECURITIES LENDING. The fund may lend its portfolio securities to earn additional income. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

MANAGEMENT RISK. The fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The fund's investment in securities that are not included in the index may increase the gap between the performance of the fund and that of the index.

INVESTMENT STYLE RISK. Your investment in the fund will follow the short-term bond market, as measured by the index. The fund is designed to follow the performance of the index during upturns as well as downturns. As a result, the fund will not take steps to reduce market exposure or to lessen the effects of a declining market.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:
- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes
- may not reflect your actual after-tax performance
- may not be relevant to shares held in an IRA, 401(k) or other tax-advantaged retirement account.

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund adopted its current goal and former strategy on 11/1/97; performance before that time may have been different had its current strategy been in place.

ANNUAL TOTAL RETURNS (%) as of 12/31



[BAR CHART]

      10.90    4.00    6.88    6.96    1.54    9.12    7.31    6.58    3.46    2.03

        95      96      97      98      99      00      01      02      03      04

BEST QUARTER: 3.87% Q3 2001
WORST QUARTER: (1.52%) Q2 2004
YEAR-TO-DATE PERFORMANCE AS OF 9/30/05 1.08%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04

                              1 year   5 years   10 years
---------------------------------------------------------
FUND
  Before taxes                 2.03     5.67       5.84
  After tax on distributions   1.07     3.91       3.77
  After tax on distributions
    and sale                   1.35     3.76       3.69

LEHMAN BROTHERS MUTUAL FUND
  SHORT (1-5 YEAR) U.S.
  GOVERNMENT/CREDIT INDEX      1.85     6.20       6.51

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)

SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                 0.28
Distribution (12b-1) fees                                       None
Other expenses                                                  0.29
                                                               -------
Total annual operating expenses                                 0.57
Less expense reduction                                         (0.02)
                                                               -------
NET OPERATING EXPENSES*                                         0.55
                                                               -------

* Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.55% through 11/14/06.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

1 year   3 years   5 years   10 years
 --------------------------------------------------------------------------------
 $56      $181      $316       $712

10  Schwab Short-Term Bond Market Fund TM

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         9/1/04-   9/1/03-   9/1/02-   9/1/01-   9/1/00-
                                                         8/31/05   8/31/04   8/31/03   8/31/02   8/31/01
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    10.21     10.14     10.07     10.08      9.65
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.30      0.28      0.34      0.50      0.59
  Net realized and unrealized gains or losses             (0.13)     0.07      0.07     (0.02)     0.43
                                                         -----------------------------------------------------------------
  Total income from investment operations                  0.17      0.35      0.41      0.48      1.02
Less distributions:
  Dividends from net investment income                    (0.31)    (0.28)    (0.34)    (0.49)    (0.59)
  Distributions from net realized gains                   (0.02)       --        --        --        --
                                                         -----------------------------------------------------------------
Total distributions                                       (0.33)    (0.28)    (0.34)    (0.49)    (0.59)
                                                         -----------------------------------------------------------------
Net asset value at end of period                          10.05     10.21     10.14     10.07     10.08
                                                         -----------------------------------------------------------------
Total return (%)                                           1.68      3.46      4.16      4.88     10.84


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                   0.55      0.53      0.43      0.35      0.35
  Gross operating expenses                                 0.57      0.57      0.58      0.63      0.66
  Net investment income                                    3.00      2.69      3.34      4.95      5.90
Portfolio turnover rate                                     109       114       124       150       248
Net assets, end of period ($ X 1,000,000)                   660       728       648       493       369

SCHWAB TOTAL BOND MARKET FUND TM
Ticker symbol:  Investor Shares: SWLBX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME BY TRACKING THE PERFORMANCE OF THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX.

THE INDEX

The Lehman Brothers U.S. Aggregate Bond Index includes investment-grade government, corporate, mortgage-, commercial mortgage- and asset-backed bonds that are denominated in U.S. dollars and have maturities longer than one year. Investment-grade securities are rated in the four highest rating categories (AAA to BBB-). Bonds are represented in the index in proportion to their market value.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN A DIVERSIFIED PORTFOLIO OF DEBT INSTRUMENTS THAT IS DESIGNED TO TRACK THE PERFORMANCE OF THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX. The fund uses the index as a guide in structuring the fund's portfolio and selecting its investments. However, the fund is not required to invest any percentage of its assets in the securities represented in the index.

The fund normally invests at least 80% of its net assets in debt instruments of varying maturities. The fund will notify its shareholders at least 60 days before changing this policy. The fund invests primarily in investment-grade instruments and, under normal circumstances, will not invest more than 5% of its assets in lower quality bonds ("junk bonds"). If an instrument falls below investment-grade, the fund may continue to hold it if the investment adviser believes that it would benefit the fund. The fund may invest in fixed-, variable- or floating-rate debt instruments.

The fund may invest in debt instruments of domestic and foreign issuers, including convertible, preferred, mortgage-backed or asset-backed securities and collateralized mortgage obligations. The fund also may invest in derivative instruments, such as swap agreements, options or futures contracts. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. The fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks. The fund may lend its securities to certain financial institutions to earn additional income. The fund also may seek to obtain market exposure to the instruments in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as mortgage dollar rolls). Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

                        This fund is designed for investors seeking to fill the fixed income component of their asset allocation plan, who can accept higher risk in exchange for potentially higher long-term returns compared to a short-term fund.

PRINCIPAL RISKS

MARKET RISK. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. The longer the fund's dollar-weighted average maturity, the more sensitive to interest rate movements its share price is likely to be.

CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

FOREIGN INVESTMENT RISK. The fund's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of the fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include
(i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which is discussed below.

LEVERAGE RISK. Certain fund transactions, such as derivatives, reverse repurchase agreements or mortgage dollar rolls, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

MORTGAGE DOLLAR ROLLS RISK. The fund's mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

SECURITIES LENDING RISK. The fund may lend its portfolio securities to earn additional income. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

MANAGEMENT RISK. The fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The fund's investment in securities that are not included in the index may increase the gap between the performance of the fund and that of the index.

INVESTMENT STYLE RISK. Your investment follows the bond market, as measured by the index. The fund is designed to follow the performance of the index during upturns as well as downturns. As a result, the fund will not take steps to reduce market exposure or to lessen the effects of a declining market.

14  Schwab Total Bond Market Fund TM

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:
- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes
- may not reflect your actual after-tax performance
- may not be relevant to shares held in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund adopted its current goal and former strategy on 11/1/97; performance before that time may have been different had its current strategy been in place.

ANNUAL TOTAL RETURNS (%) as of 12/31



[BAR CHART]

      22.47    1.06    9.98    8.41   (1.04)  11.09    8.16    8.77    4.28    4.58

        95      96      97      98      99      00      01      02      03      04

BEST QUARTER: 6.79% Q2 1995
WORST QUARTER: (3.72%) Q1 1996
YEAR-TO-DATE PERFORMANCE AS OF 9/30/05: 2.14%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04

                              1 year   5 years   10 years
---------------------------------------------------------
FUND
  Before taxes                 4.58     7.34       7.61
  After tax on distributions   3.09     5.05       5.11
  After tax on distributions
    and sale                   3.06     4.91       4.99
LEHMAN BROTHERS U.S.
  AGGREGATE BOND INDEX         4.34     7.70       7.71

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)

SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                          None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.26
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.28
                                                                        -------
Total annual operating expenses*                                          0.54
                                                                        -------

* Schwab and the investment adviser have agreed to limit the fund's "total annual operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.55% through 11/14/06.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

1 year   3 years   5 years   10 years
-------------------------------------
 $55      $173      $302       $677

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         9/1/04-   9/1/03-   9/1/02-   9/1/01-   9/1/00-
                                                         8/31/05   8/31/04   8/31/03   8/31/02   8/31/01
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    10.15     10.20     10.22     10.24      9.65
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.35      0.31      0.34      0.47      0.60
  Net realized and unrealized gains                        0.08      0.32      0.10      0.13      0.59
                                                         -----------------------------------------------------------------
  Total income from investment operations                  0.43      0.63      0.44      0.60      1.19
Less distributions:
  Dividends from net investment income                    (0.36)    (0.33)    (0.37)    (0.46)    (0.60)
  Distributions from net realized gains                   (0.12)    (0.35)    (0.09)    (0.16)       --
                                                         -----------------------------------------------------------------
Total distributions                                       (0.48)    (0.68)    (0.46)    (0.62)    (0.60)
                                                         -----------------------------------------------------------------
Net asset value at end of period                          10.10     10.15     10.20     10.22     10.24
                                                         -----------------------------------------------------------------
Total return (%)                                           4.31      6.37      4.37      6.18     12.68


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                   0.54      0.52      0.43      0.35      0.35
  Gross operating expenses                                 0.54      0.54      0.54      0.57      0.58
  Net investment income                                    3.49      3.08      3.36      4.66      6.00
Portfolio turnover rate                                     221       223       121        74       153
Net assets, end of period ($ X 1,000,000)                 1,195     1,042     1,025     1,053       926

16  Schwab Total Bond Market Fund TM

SCHWAB GNMA FUND TM
Ticker symbols  Investor Shares: SWGIX  Select Shares(R): SWGSX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL.

GNMA SECURITIES

GNMA is a government-owned corporation and a federal agency. GNMA guaranteed securities represent interests in pools of residential mortgage loans.

GNMA guarantees payment of principal and interest on these securities, a guarantee backed by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND NORMALLY INVESTS AT LEAST 80% OF ITS NET ASSETS IN GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) SECURITIES. The fund will notify its shareholders at least 60 days before changing this policy. In addition to GNMA securities, the fund may invest in securities issued by the U.S. government or its other agencies and instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs").

The fund may also invest in mortgage-backed and asset-backed securities, collateralized mortgage obligations, repurchase agreements, corporate bonds, commercial paper and derivatives (financial contracts whose value is based on, or derived from, an underlying asset, rate or index), such as swap agreements, structured notes, options and futures contracts. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. The fund is not subject to any maturity or duration restrictions.

In addition, the fund may invest in other financial instruments or use other investment techniques (such as reverse repurchase agreements or mortgage dollar rolls). In a reverse repurchase agreement, the fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. To earn additional income, the fund may lend portfolio securities to certain financial institutions.

For temporary defensive purposes during unusual market conditions, the fund may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment goal.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

                        The fund is designed for investors seeking current income consistent with the high credit quality of GNMA securities.

PRINCIPAL RISKS

MARKET RISK. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. The longer the fund's dollar-weighted average maturity, the more sensitive to interest rate movements its share price is likely to be.

CREDIT RISK OF CERTAIN U.S. GOVERNMENT SECURITIES. Although the fund invests primarily in GNMA securities, which are guaranteed by the full faith and credit of the U.S. Government, the fund may also invest in securities that are not guaranteed or insured by the U.S. Government. For example, securities such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association and the FHLB are supported by limited lines of credit maintained by their issuers with the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of their issuer. There can be no assurance that the U.S. Government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Therefore, the fund could lose money if an issuer or guarantor of these investments fails to make timely principal or interest payments or otherwise honor its obligations. Also, any government guarantees on securities the fund owns do not extend to shares of the fund themselves.

PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include
(i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with

18  Schwab GNMA Fund TM
the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which is discussed below.

LEVERAGE RISK. Certain fund transactions, such as derivatives, reverse repurchase agreements or mortgage dollar rolls, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

MORTGAGE DOLLAR ROLLS RISK. The fund's mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

MANAGEMENT RISK. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser's maturity and duration decisions also will affect the fund's performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.

SECURITIES LENDING RISK. The fund may lend its portfolio securities to earn additional income. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:
- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes
- are shown for one class only, and would be different for the other share class
- may not reflect your actual after-tax performance
- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account.

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see page 25.

ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES



[BAR CHART]

           3.18

           04

BEST QUARTER: 2.08% Q3 2004
WORST QUARTER: (1.18%) Q2 2004
YEAR-TO-DATE PERFORMANCE AS OF 9/30/05 1.67%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04

                                                                        Since
                                                            1 year   inception
-------------------------------------------------------------------------------
FUND
  INVESTOR SHARES
    Before taxes                                                3.19    2.34 1
    After tax on distributions                                  1.92    1.05 1
    After tax on distributions and sale                         2.06    1.24 1

  SELECT SHARES(R)
    Before taxes                                                3.38    2.51 1

LEHMAN BROTHERS GNMA INDEX                                      4.35    3.49 2

1 Inception: 3/3/03.

2 From: 3/3/03.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

                                                             INVESTOR   SELECT
SHAREHOLDER FEES                                              SHARES   SHARES(R)
--------------------------------------------------------------------------------
                                                              None      None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                               0.45      0.45
Distribution (12b-1) fees                                     None      None
Other expenses                                                0.58      0.43
                                                             ----------------
Total annual operating expenses                               1.03      0.88
Less expense reduction                                       (0.29)    (0.33)
                                                             ----------------
NET OPERATING EXPENSES*                                       0.74      0.55
                                                             ----------------

* Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.74% and 0.55%, respectively through 11/14/06.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                   1 year         3 years         5 years         10 years
--------------------------------------------------------------------------------
Investor Shares     $76             $299            $540           $1,233
Select Shares       $56             $248            $455           $1,054


20  Schwab GNMA Fund TM

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total Return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            9/1/04-   9/1/03-   3/3/03 1-
INVESTOR SHARES                             8/31/05   8/31/04    8/31/03
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        9.78      9.69      10.00
                                            -----------------------------------------------------------------

Income from investment operations:
  Net investment income                       0.35      0.16       0.06

  Net realized and unrealized gains or
    losses                                   (0.02)     0.26      (0.17)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                0.33      0.42      (0.11)

Less distributions:
  Dividends from net investment income       (0.39)    (0.33)     (0.20)
                                            -----------------------------------------------------------------
Net asset value at end of period              9.72      9.78       9.69
                                            -----------------------------------------------------------------
Total return (%)                              3.47      4.39      (1.11) 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                      0.74      0.51         --
  Gross operating expenses                    1.03      1.11       0.99 3
  Net investment income                       3.59      1.89       1.37 3

Portfolio turnover rate                        131       199        105 2

Net assets, end of period ($ X 1,000,000)       17        18         21

                                            9/1/04-   9/1/03-   3/3/03 1-
SELECT SHARES                               8/31/05   8/31/04    8/31/03
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        9.78      9.69      10.00
                                            -----------------------------------------------------------------

Income from investment operations:
  Net investment income                       0.37      0.17       0.06

  Net realized and unrealized gains or
    losses                                   (0.02)     0.26      (0.17)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                0.35      0.43      (0.11)

Less distributions:
  Dividends from net investment income       (0.41)    (0.34)     (0.20)
                                            -----------------------------------------------------------------
Net asset value at end of period              9.72      9.78       9.69
                                            -----------------------------------------------------------------
Total return (%)                              3.67      4.53      (1.11) 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                      0.55      0.37         --
  Gross operating expenses                    0.88      0.96       0.83 3
  Net investment income                       3.80      2.03       1.37 3

Portfolio turnover rate                        131       199        105 2

Net assets, end of period ($ X 1,000,000)       24        19         28

1 Commencement of operations.

2 Not annualized.

3 Annualized.

                  FUND MANAGEMENT

The funds' investment adviser, Charles Schwab Investment Management, Inc., has more than $144 billion under management.

                  The investment adviser for the funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R) and Laudus Funds. The firm manages assets for more than 5.5 million accounts. (All figures on this page are as of 8/31/05.)

                  As the investment adviser, the firm oversees the asset management and administration of the funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 8/31/05, these fees were 0.30% for the Schwab YieldPlus Fund(R), 0.26% for the Schwab Short-Term Bond Market Fund TM, 0.26% for the Schwab Total Bond Market Fund TM and 0.16% for the Schwab GNMA Fund TM. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.

                  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreement is available in the Funds' August 31, 2005 annual report, which covers the period March 1, 2005 through August 31, 2005.

                  KIMON DAIFOTIS, CFA, a senior vice president and chief investment officer of fixed income portfolio management of the investment adviser, has overall responsibility for management of the funds. He joined the firm in September 1997 and has worked in fixed-income asset management and research since 1982.

                  MATTHEW HASTINGS, CFA, a vice president and senior portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 1999 and has worked in fixed-income and asset management since 1996.

                  STEVEN HUNG, a director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 1998 and has worked in fixed-income asset management since 1999.

                  ANDREW TIKOFSKY, PHD, a director and portfolio manager of the investment advisor, has day-to-day co-responsibility for the management of the funds. He joined the firm in 2006 and has worked in fixed-income and asset management since 1997.

                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.

                  INVESTING IN THE FUNDS

                  As a Schwab Funds(R) investor, you have a number of ways to do business with us.

                  On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a share class and a distribution option for your investment. Helpful information on taxes is included as well.

--------------------------------------------------------------------------------
SCHWAB ACCOUNTS

Some Schwab account features can work in tandem with features offered by the funds.

For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.
--------------------------------------------------------------------------------


BUYING SHARES

Shares of the funds may be purchased through a Schwab account or through broker-dealers, banks, investment professionals or other financial institutions, 401(k) plans or other employee benefit plans (financial intermediaries).

The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with a fund's policies to buy, sell, and exchange shares of a fund.

If you are investing through a financial intermediary, including Schwab, the intermediary may impose additional or different conditions than the funds on purchases, redemptions or exchanges of fund shares. Some policy differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off time for investment and trading restrictions. For Schwab accounts, the minimum additional investment through an automatic investment plan is $100. Intermediaries may also independently establish and charge their customers transaction fees, account fees and other fees in addition to the fees charged by the funds. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Shareholders who are customers of financial intermediaries should consult their intermediaries for information regarding these conditions and fees. The funds are not responsible for the failure of financial intermediaries to carry out their responsibilities to their customers.

The investment adviser and Schwab or its affiliates may pay certain financial intermediaries or their third party administrators, for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, the investment adviser and Schwab or its affiliates may pay certain intermediaries for providing distribution, marketing, promotional or other related services. The payments described by this paragraph may be substantial but are paid by the investment adviser and/or Schwab or its affiliates, not by a fund or its shareholders.

24  Investing in the funds

STEP 1

CHOOSE A FUND AND SHARE CLASS (IF APPLICABLE), then decide how much you want to invest. Your choice may depend on the amount of your investment. The minimums shown below are for each fund and share class (if applicable). With respect to those funds that offer two share classes, the Select Shares have lower expenses than the Investor Shares. You may convert your Investor Shares into Select Shares at any time if your account balance in the fund is at least $50,000. You must contact Schwab or your financial intermediary to request an interclass exchange of your Investor Shares for Select Shares--conversion is not automatic. If you no longer meet the minimum balance requirement for Select Shares, the funds reserve the right to redeem your shares. Select Shares may not be available through financial intermediaries other than Charles Schwab & Co., Inc.

                                                           MINIMUM
SHARE CLASS            MINIMUM INITIAL INVESTMENT          BALANCE
----------------------------------------------------------------------------
INVESTOR SHARES        $2,500 ($1,000 for retirement,      NONE
                       educational and custodial
                       accounts)


SELECT SHARES(R)       $50,000                             $40,000

The Schwab Short-Term Bond Market Fund TM and Schwab Total Bond Market Fund TM only offer Investor Shares. Certain investment managers, including managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements.

STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                 FEATURES
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in shares of your fund or
                       share class, as applicable.


CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your fund or share class, as applicable.


CASH You receive payment for all dividends and capital gain distributions.

STEP 3

PLACE YOUR ORDER. Use any of the methods described on the next page. Make checks payable to Charles Schwab and Co., Inc. Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.

--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

- Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange shares become irrevocable at the time you mail them.
--------------------------------------------------------------------------------


SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF A FUND.

When selling or exchanging shares, please be aware of the following policies:

- A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. A shareholder may incur transaction expenses in converting these securities to cash.

- Exchange orders are limited to other Schwab Funds(R) that are not Sweep Investments TM. Exchange orders must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

METHODS FOR PLACING DIRECT ORDERS

INTERNET                                         MAIL
www.schwab.com                                   Write to SchwabFunds(R) at:
                                                 P.O. Box 3812
SCHWAB BY PHONE TM 1                             Englewood, CO 80155-3812
Automated voice service or speak with a
representative at 1-800-435-4000 (for TDD        IN PERSON 1
service, call 1-800-345-2550).                   Visit the nearest Charles Schwab branch
                                                 office.
SCHWABLINK(R)
Investment professionals should follow the
transaction instructions in the SchwabLink
manual; for technical assistance, call
1-800-647-5465.

You are automatically entitled to initiate transactions by the Internet or telephone. The funds and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the funds and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.


1 Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.

26  Investing in the funds

--------------------------------------------------------------------------------
THE FUNDS RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED AT RIGHT.

THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason.

- To automatically redeem your shares upon 60 days' written notice if the value of your investment in a fund falls below the stated minimum balance requirement for the fund or share class, as applicable.

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To change or waive a fund's or share class' investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------


TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A fund calculates its share price or the share price for each of its share classes, as applicable, each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.

Orders to buy, sell or exchange shares that are received in good order on or prior to the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day. Orders to buy shares that are accepted prior to the close of a fund generally will receive the next day's dividend. Orders to sell or exchange shares that are accepted and executed prior to the close of a fund on a given day generally will receive that day's dividend.

If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your investment provider. However, some investment providers may arrange with a fund for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.

In valuing their securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, or the adviser deems them to be unreliable, the funds may value securities based on fair values developed using methods approved by the funds' Board of Trustees.

When valuing fixed income securities with remaining maturities of more than 60 days, the funds use the value of the security provided by pricing services. The pricing services may value fixed income securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund may use the security's amortized cost, which approximates the security's market value.

POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.

Each fund's Board of Trustees has adopted policies and procedures that are designed to reduce the risk of market timing by fund shareholders. Except as discussed herein, each fund seeks to deter market timing through several methods. These methods may include: trade activity monitoring (except for the Schwab YieldPlus Fund) and fair value pricing. Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund's long-term shareholders. Each fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

TRADE ACTIVITY MONITORING. The Schwab YieldPlus Fund is an ultra-short bond fund that seeks a high degree a share price stability. Because of its historical ability to minimize its share price fluctuations, the Fund is less vulnerable to market timing strategies than other types of fixed income or equity mutual funds. Accordingly, the Fund currently does not monitor or limit shareholder purchases and redemptions of fund shares. However, the Fund's policies and procedures do provide the Fund with the right to reject any purchase or exchange orders by any investor for any reason, including orders which appear to be associated with market timing activities.

Each fund (except for the Schwab YieldPlus Fund), through its service providers, maintains trade activity monitoring procedures with respect to the purchase, sale and exchange of fund shares. This process involves reviewing transactions that exceed certain monetary thresholds within specified time intervals. Trading activity identified by these factors, or from other information then available (such as the actual trading pattern or dollar amount of the transactions), will be evaluated to determine whether such activity is detrimental to a fund.

If, as a result of this trade activity monitoring, a fund believes that a shareholder has engaged in market timing, it may, in its sole discretion, request the shareholder to stop such market timing activities or refuse to process purchases or exchanges in the shareholder's account. A fund specifically reserves the right to reject any purchase or exchange orders by any investor or group of investors indefinitely for any reason. Transactions placed in contravention of a fund's market timing policies are not necessarily deemed accepted by the fund and may be canceled or revoked by the fund on the next business day following receipt by the fund.

Fund shares may be held through 401(k) and other group retirement plans and other omnibus arrangements maintained by other financial intermediaries. Omnibus accounts allow financial intermediaries to aggregate their customers' investments in one account and to purchase, redeem and exchange fund shares without the identity of a particular customer being known to a fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the funds' market timing policies. As a result, a fund cannot assure that its policies will be

28  Investing in the funds
enforced with regard to fund shares held through such omnibus arrangements. While each fund may monitor share turnover at the omnibus account level, a fund's ability to monitor and detect market timing by shareholders in these omnibus accounts is limited, and, therefore, the fund may not be able to determine whether trading by these shareholders is contrary to the fund's market timing policies.

FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each fund's securities when market prices are not "readily available" or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and seeks to ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.

PORTFOLIO HOLDINGS INFORMATION. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' Statement of Additional Information.

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN A FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. Each fund declares a dividend every business day, based on its determination of its net investment income. Each fund pays its dividends on the last business day of every month. The funds expect to pay any capital gain distributions every year, typically in December, to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund's year-end distribution, if any, may be made available on the fund's website: www.schwab.com/schwabfunds.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in a fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

DIVIDENDS DERIVED FROM U.S. GOVERNMENT SECURITIES ARE GENERALLY EXEMPT FROM STATE AND LOCAL INCOME TAXES. However, some states may limit this benefit, and some agency-backed securities may not qualify for tax-exempt status.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less and long-term if you held the shares longer.

FOR TAX PURPOSES, AN EXCHANGE BETWEEN SCHWAB FUNDS(R) IS DIFFERENT FROM AN EXCHANGE BETWEEN SHARE CLASSES. An exchange between Schwab Funds is considered a sale. An exchange between classes within a fund is not reported as a taxable sale.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund declared during the previous calendar year including the percentage of dividends paid that may qualify for tax-exempt status. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

30  Investing in the funds

NOTES

   TO LEARN MORE

   This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI, or an annual or semi-annual report.

   The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.




   SEC FILE NUMBER

    Schwab YieldPlus Fund(R)                  811-6200
    Schwab Short-Term Bond Market
    Fund TM                                   811-6200
    Schwab Total Bond Market Fund TM          811-6200
    Schwab GNMA Fund TM                       811-6200




   REG14271FLT-10

SCHWAB YIELDPLUS FUND(R)

SCHWAB SHORT-TERM BOND MARKET FUND TM

SCHWAB TOTAL BOND MARKET FUND TM

SCHWAB GNMA FUND TM

PROSPECTUS
November 15, 2005
As Amended August 17, 2006

                                                           [CHARLES SCHWAB LOGO]